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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------

                          Date of Report: July 21, 2005

                               OUTLOOK GROUP CORP.
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             (Exact name of registrant as specified in its charter)


         Wisconsin                            000-18815               39-1278569
------------------------------------          ---------               ----------
(State or other jurisdiction                  (Commission          (I.R.S. Employer
of incorporation)                             File Number)        Identification No.)

1180 American Drive, Neenah, Wisconsin        54956
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(Address of principal executive offices)      (Zip Code)

               Registrant's telephone number, including area code:
                                 (920) 722-2333
                                 --------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On July 21, 2005, Outlook Group Corp. announced its results for the fourth quarter of fiscal 2005, ended May 31, 2005, and for the full fiscal year then ended. A copy of Outlook Group Corp.'s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 21, 2005                                OUTLOOK GROUP CORP.
                                                    (Registrant)

                                           By:      /s/ Paul M. Drewek
                                                    ----------------------------
                                                    Paul M. Drewek
                                                    Chief Financial Officer




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